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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 3, 2005

                        Integrated Silicon Solution, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)

             Delaware                  000-23084             77-0199971
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   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)       Identification No.)

                                2231 Lawson Lane
                             Santa Clara, California
                                      95054
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 969-6600


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The information is being furnished as contemplated by General Instruction B(2) to Form 8-K.

        On January 3, 2005, we revised our guidance for the fiscal quarter ending December 31, 2004. The complete release is attached to this report as
Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.

        99.1     Press Release dated January 3, 2005

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTEGRATED SILICON SOLUTION, INC.


Date:  January 3, 2005                        /s/ GARY L.FISCHER
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                                              Gary L. Fischer
                                              President, Chief Operating Officer
                                              and Chief Financial Officer

                                INDEX TO EXHIBITS

99.1      Press Release dated January 3, 2005

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